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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 29, 2001



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       001-15181              04-3363001
(State or other jurisdiction of     (Commission File         (I.R.S. Employer
incorporation or organization)          Number)             Identification No.)


                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100

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ITEM 5. OTHER EVENTS

     On May 29, 2001 we announced our intent to offer $200 million principal amount of Convertible Subordinated Notes Due 2008. Further information is included in our press release filed as Exhibit 99.1 to this report and incorporated herein by reference.

     On May 29, 2001, we updated our second quarter 2001 outlook. Further information is included in our press release, filed as Exhibit 99.2 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     c)   Exhibits

          99.1  Press Release dated May 29, 2001

          99.2  Press Release dated May 29, 2001


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fairchild Semiconductor International, Inc.


Date:  May 29, 2001                  By: /s/ David A. Henry
                                        --------------------------------
                                        David A. Henry
                                        Vice President, Corporate Controller
                                        (Principal Accounting Officer and
                                        Duly Authorized Officer)



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